                            THE HUGHES CORPORATION            EXHIBIT 99.6
                 HOWARD HUGHES PROPERTIES, LIMITED PARTNERSHIP
             JOINT SPECIAL MEETING OF STOCKHOLDERS AND UNITHOLDERS
                                 JUNE 12, 1996
        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
           THE HUGHES CORPORATION AND THE BOARD OF DIRECTORS OF THE
      HOWARD HUGHES CORPORATION, IN ITS CAPACITY AS SOLE GENERAL PARTNER
               OF HOWARD HUGHES PROPERTIES, LIMITED PARTNERSHIP
  The undersigned holder of common stock ("THC Common Stock"), par value $1.00 per share, of The Hughes Corporation, a Delaware corporation ("THC"), and
Class 1 LP Units ("Class 1 Units") of Howard Hughes Properties, Limited Partnership, a Delaware limited partnership ("HHPLP"), hereby appoints William
R. Lummis and Platt W. Davis, III, and each of them acting individually, with full power of substitution and revocation, as proxies for the undersigned to act and vote at the Joint Special Meeting of stockholders of THC and unitholders of HHPLP, to be held on June 12, 1996 at 9:00 a.m., local time, at McDade Auditorium, Texas Commerce Center, 601 Travis, Houston, Texas (the "Special Meeting"), and any adjournments and postponements thereof, and thereat to cast all votes of all shares of THC Common Stock and Class 1 Units of HHPLP that the undersigned would be entitled to cast if then personally present for the purposes listed on the reverse side hereof.
  HOLDERS OF SHARES OF THC COMMON STOCK ARE ENTITLED TO DISSENTERS' APPRAISAL RIGHTS UNDER THE DELAWARE GENERAL CORPORATION LAW IN CONNECTION WITH THE PROPOSED MERGER OF THC TO BE CONSIDERED AND VOTED UPON AS SET FORTH IN ITEM 1
ON THE REVERSE SIDE HEREOF. HOLDERS OF CLASS 1 UNITS OF HHPLP ARE NOT ENTITLED TO DISSENTERS' APPRAISAL RIGHTS UNDER THE DELAWARE GENERAL CORPORATION LAW OR THE DELAWARE REVISED UNIFORM LIMITED PARTNERSHIP ACT IN CONNECTION WITH THE PROPOSED MERGER OF HHPLP TO BE CONSIDERED AND VOTED UPON AS SET FORTH IN ITEM
2 ON THE REVERSE SIDE HEREOF.
  This Proxy, when properly executed, will be voted in the manner directed on the reverse side by the undersigned stockholder(s) and unitholders(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH IN
ITEMS 1 AND 2 ON THE REVERSE SIDE OF THIS PROXY. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER MATTERS WHICH MAY PROPERLY BE BROUGHT BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. This Proxy may be revoked at any time before it is voted at the Special Meeting by either (i) (a) executing and returning a proxy bearing a later date or (b) filing written notice of such revocation with THC or HHPLP, as the case may be, at 3800 Howard Hughes Parkway, Las Vegas, Nevada 89109, fax number (702) 791-4385, Attention: Michael C. Niarchos or (ii) attending the Special Meeting and voting in person.
                               (Continued and to be signed on the reverse side)
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ITEM 1:                                       (continued from the reverse side)
THE BOARD OF DIRECTORS OF THE HUGHES CORPORATION RECOMMENDS A VOTE FOR ITEM 1.
  To consider and vote upon a proposal to (i) adopt the Agreement and Plan of Merger dated as of February 22, 1996, as amended (including the attachments thereto, the "THC Merger Agreement"), by and among THC, The Rouse Company, a Maryland corporation ("Rouse"), and TRC Acquisition Company I, a Delaware corporation ("TRC I"), and (ii) approve the transactions contemplated by the
THC Merger Agreement, including, but not limited to, the merger of THC with and into TRC I.
           For                  Against              Abstain
           [_]                   [_]                  [_]
                                         Date ___________________________, 1996

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                                                       Signature

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ITEM 2:                                        Signature if held jointly
THE BOARD OF DIRECTORS OF THE HOWARD HUGHES CORPORATION RECOMMENDS A VOTE FOR
ITEM 2.
  To consider and vote upon a proposal to (i) adopt the Agreement and Plan of Merger dated as of February 22, 1996, as amended (including the attachments thereto, the "HHPLP Merger Agreement"), by and among HHPLP, Rouse and TRC Acquisition Company II, a Delaware corporation ("TRC II"), and (ii) approve the transactions contemplated by the HHPLP Merger Agreement, including, but not limited to, the merger of TRC II with and into HHPLP.
           For                  Against              Abstain
           [_]                   [_]                  [_]
                                         Date ___________________________, 1996

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                                                       Signature

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ITEM 3:                                        Signature if held jointly
  In their discretion on such other matters as may properly come before the Special Meeting.
                                         PLEASE MARK, DATE AND SIGN EXACTLY AS
                                         YOUR NAME(S) APPEAR(S) ABOVE ON THE
                                         FACE SIDE HEREOF AND RETURN IN THE
                                         ENCLOSED ENVELOPE. IF ACTING AS
                                         ATTORNEY, EXECUTOR, ADMINISTRATOR,
                                         TRUSTEE, GUARDIAN, ETC., PLEASE GIVE
                                         FULL TITLE. IF THE SIGNER IS A
                                         CORPORATION, PLEASE SIGN THE FULL
                                         CORPORATE NAME, BY FULLY AUTHORIZED
                                         OFFICER. IF SHARES ARE HELD JOINTLY,
                                         EACH STOCKHOLDER NAMED SHOULD SIGN.